UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2010

K-V Pharmaceutical Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-9601	43-0618919
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Corporate Woods Drive Bridgeton, MO	63044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 645-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Explanatory Note

As previously disclosed, on March 2, 2009, K-V Pharmaceutical Company (the “Company”) entered into a consent decree with the U.S. Food and Drug Administration (the “FDA”) regarding the Company’s drug manufacturing and distribution, which was entered by the U.S. District Court, Eastern District of Missouri, Eastern Division on March 6, 2009. The consent decree provides for a series of measures that, when satisfied, will permit the Company to resume the manufacture and distribution of its approved drug products. As part of such measures set forth in the consent decree, the Company was required to retain an independent GMP (Good Manufacturing Practice) expert to undertake a review of the Company’s facilities, policies, procedures and practices and to certify compliance with the FDA’s GMP regulations. The Company subsequently retained Lachman Consultants (“Lachman”) as its GMP expert to conduct the requisite certifications.

Status of GMP Certification

The Company has recently received a report from Lachman following Lachman’s re-inspection of the Company’s GMP systems during the week commencing April 19, 2010. Lachman’s report includes a certification that the Company’s systems are in compliance with GMP.

The next step in the process for resumption of product shipment is for Lachman to certify an individual product manufactured under the newly certified GMP systems. The Company is working diligently on preparing for the manufacture of validation batches of the first product which is expected to begin in May.

Assuming Lachman certifies the manufacture of the product, the FDA will then conduct its own inspection of the Company’s facilities, systems and processes and the Lachman certified product. If the FDA inspection is satisfactory, the Company expects to be permitted to resume shipment of that product.

As previously reported, the Company does not anticipate resuming shipment of any of the Company’s products until the fourth quarter of calendar year 2010, at the earliest.

Cautionary Note Regarding Forward-looking Statements

The Current Report on Form 8-K contains various forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (“PSLRA”) and which may be based on or include assumptions concerning the Company’s operations, future results and prospects. Such statements may be identified by the use of words like “plans”, “expect”, “aim”, “believe”, “projects”, “anticipates”, “commit”, “intend”, “estimate”, “will”, “should”, “could” and other expressions that indicate future events and trends.

All statements that address expectations or projections about the future, including without limitation, the Company’s strategy for growth, product development, product launches, regulatory approvals, market position, acquisitions, revenues, expenditures and other financial results, are forward-looking statements.

All forward-looking statements are based on current expectations and are subject to risk and uncertainties. In connection with the “safe harbor” provisions, the Company provides the following cautionary statements identifying important economic, political and technology factors, which among others, could cause actual results or events to differ materially from those set forth or implied by the forward-looking statements and related assumptions.

Such factors include (but are not limited to) the following:

(1)	the ability to continue as a going concern;

(2)	difficulties and uncertainties with respect to obtaining additional capital, as more fully described in Part I, Item 2—“Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 (the first quarter of fiscal year ending March 31, 2010) (the “Form 10-Q”);

(3)	the consent decree between the Company and the FDA and the Company’s suspension of the production and shipment of all of the products that it manufactures and the related nationwide recall affecting all of the products that it manufactures, as well as the related material adverse effect on its revenue, assets and liquidity and capital resources, as more fully described in Part I, Item 2—“Management’s Discussion and Analysis of Financial Condition and Results of Operations—Background—Discontinuation of Manufacturing and Distribution; Product Recalls; and the FDA Consent Decree” in the Form 10-Q;

(4)	the possibility of further reducing the Company’s operations, including further reductions of its employee base, and significantly curtailing some or all of its efforts to meet the consent decree’s requirements and return its approved products to market in order to maintain and attempt to increase its limited cash and financial resources, and related costs and accounting charges from taking such actions;

(5)	the plea agreement between the Company and the U.S. Department of Justice and the Company’s obligations in connection therewith, as well as the related material adverse effect, if any, on its revenue, assets and liquidity and capital resources, as more fully described in Note 20—“Subsequent Events” of the Notes to the Consolidated Financial Statements in the Form 10-Q;

(6)	changes in the current and future business environment, including interest rates and capital and consumer spending;

(7)	the difficulty of predicting FDA approvals, including timing, and that any period of exclusivity may not be realized;

(8)	the possibility of not obtaining FDA approvals or delay in obtaining FDA approvals;

(9)	acceptance of and demand for the Company’s new pharmaceutical products;

(10)	the introduction and impact of competitive products and pricing, including as a result of so-called authorized-generic drugs;

(11)	new product development and launch, including the possibility that any product launch may be delayed;

(12)	reliance on key strategic alliances;

(13)	the availability of raw materials and/or products manufactured for the Company under contract manufacturing arrangements with third parties;

(14)	the regulatory environment, including regulatory agency and judicial actions and changes in applicable law or regulations;

(15)	fluctuations in revenues;

(16)	the difficulty of predicting international regulatory approvals, including timing;

(17)	the difficulty of predicting the pattern of inventory movements by the Company’s customers;

(18)	the impact of competitive response to the Company’s sales, marketing and strategic efforts, including the introduction or potential introduction of generic or competing products against products sold by the Company and its subsidiaries;

(19)	risks that the Company may not ultimately prevail in litigation, including product liability lawsuits and challenges to its intellectual property rights by actual or potential competitors or to its ability to market generic products due to brand company patents and challenges to other companies’ introduction or potential introduction of generic or competing products by third parties against products sold by the Company or its subsidiaries including without limitation the litigation and claims referred to in Note 18—“Commitments and Contingencies” of the Notes to the Consolidated Financial Statements in the Form 10-Q;

(20)	the possibility that our current estimates of the financial effect of certain announced product recalls could prove to be incorrect;

(21)	whether any product recalls or product introductions result in litigation, agency action or material damages;

(22)	failure to supply claims by certain of the Company’s customers, including CVS Pharmacy, Inc., that, despite the formal discontinuation action by the Company of its products, the Company should compensate such customers for any additional costs they allegedly incurred for procuring products the Company did not supply;

(23)	the satisfaction or waiver of the terms and conditions for the acquisition of the full U.S. and worldwide rights to Gestiva™ set forth in the previously disclosed Gestiva™ acquisition agreement, as amended;

(24)	the series of putative class action lawsuits alleging violations of the federal securities laws by the Company and certain individuals, all as more fully described in Note 18—“Commitments and Contingencies—Litigation and Governmental Inquiries” of the Notes to the Consolidated Financial Statements in the Form 10-Q;

(25)	the possibility that insurance proceeds are insufficient to cover potential losses that may arise from litigation, including with respect to product liability, failure to supply or securities litigation;

(26)	the informal inquiry initiated by the U.S. Securities and Exchange Commission (the “SEC”) and any related or additional governmental investigative or enforcement proceedings as more fully described in Note 18—“Commitments and Contingencies—Litigation and Governmental Inquiries” of the Notes to the Consolidated Financial Statements in the Form 10-Q;

(27)	the possibility that the pending investigation by the Office of Inspector General of the Department of Health and Human Services into potential false claims under Title 42 of the U.S. Code as more fully described in Note 18—“Commitments and Contingencies—Litigation and Governmental Inquiries” of the Notes to the Consolidated Financial Statements in the Form 10-Q could result in significant civil fines or penalties, including exclusion from participation in federal healthcare programs such as Medicare and Medicaid;

(28)	delays in returning, or failure to return, certain or many of the Company’s approved products to market, including loss of market share as a result of the suspension of shipments, and related costs;

(29)	the ability to sell or license certain assets, and the terms of such transactions;

(30)	the possibility that default on one type or class of the Company’s indebtedness could result in cross default under, and the acceleration of, its other indebtedness; and

(31)	the risks detailed from time to time in the Company’s filings with the SEC.

This discussion is not exhaustive, but is designed to highlight important factors that may impact the Company’s forward-looking statements.

Because the factors referred to above, as well as the statements included elsewhere in this Current Report on Form 8-K, could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by the Company or on the Company’s behalf, you should not place undue reliance on any forward-looking statements. All forward-looking statements attributable to the Company are expressly qualified in their entirety by the cautionary statements in this “Cautionary Note Regarding Forward-Looking Statements” and the risk factors that are included under Part I, Item 1A—“Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009 and Part II, Item 1A—“Risk Factors” in the Form 10-Q, as supplemented by the Company’s subsequent SEC filings. Further, any forward-looking statement speaks only as of the date on which it is made and the Company is under no obligation to update any of the forward-looking statements after the date of this Current Report on Form 8-K. New factors emerge from time to time, and it is not possible for the Company to predict which factors will arise, when they will arise and/or their effects. In addition, the Company cannot assess the impact of each factor on its future business or financial condition or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-V Pharmaceutical Company

By:	/s/ David A. Van Vliet
David A. Van Vliet
Interim President and Interim Chief Executive Officer

Date: May 4, 2010